SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 21, 2003



                           Double Eagle Petroleum Co.
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             (Exact name of registrant as specified in its charter)



          Maryland                        0-6529               83-0214692
          --------                        ------               ----------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                  Number)             Identification No.)


            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
                                                            --------------


                                       N/A
             -------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     On October 21, 2003, Double Eagle Petroleum Co. (the "Company") issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


                                  Exhibit Index
                                  -------------

Exhibit
Number            Exhibit Title
------            -------------

99.1              Press release dated October 21, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 21, 2003                    DOUBLE EAGLE PETROLEUM CO.
       ----------------



                                            By:  /s/ Stephen H. Hollis
                                                 -------------------------------
                                                     Stephen H. Hollis,
                                                     President